UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2003


                        INTERSTATE HOTELS & RESORTS, INC.
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                     1-14331                  52-2101815
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(State or other jurisdiction    (Commission File             (IRS Employer
     of incorporation)                Number)             Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 965-4455
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                                    FORM 8-K

ITEM 5.  OTHER EVENTS

         On February 11, 2003, the Registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the Registrant is attached as Exhibit 99.1 to this report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2003


                               INTERSTATE HOTELS & RESORTS, INC


                               By:  /s/ Christopher L. Bennett
                                    ---------------------------------------
                                    Christopher L. Bennett
                                    Senior Vice President and General Counsel


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                                  EXHIBIT INDEX


         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press Release, dated as of February 11, 2003.